SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 31, 2005


                              Eastman Kodak Company
               (Exact name of registrant as specified in charter)


      New Jersey                     1-87                   16-0417150
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission            (IRS Employer
     of Incorporation)             File Number)          Identification No.)


                          343 State Street,
                        Rochester, New York               14650
               (Address of Principal Executive Office)  (Zip Code)


       Registrant's telephone number, including area code (585) 724-4000
                                                           -------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition
---------------------------------------------------------

On May 31, 2005, Eastman Kodak Company issued a press release announcing the filing of revised quarterly reports for 2004. A copy of the press release is attached as Exhibit 99.1 to this report.

Within the Company's press release, the Company presents certain non-GAAP financial measures including "Operational net earnings," "Earnings on an operational basis," "Earnings from continuing operations, excluding non-operational items" (and the line items comprising earnings from continuing operations on an operational basis), which have a directly comparable GAAP financial measure. The Company believes that these measures represent important internal measures of performance. Accordingly, where these non-GAAP measures are provided, it is done so that investors have the same financial data that management uses with the belief that it will assist the investment community in properly assessing the underlying performance of the Company on a year-over-year and quarter-sequential basis. Whenever such information is presented, the Company has complied with the provisions of the rules under Regulation G and
Item 2.02 of Form 8-K. The specific reasons, in addition to the reasons described above, why the Company's management believes that the presentation of the non-GAAP financial measures provides useful information to investors regarding Kodak's results of operations are as follows:

Earnings from continuing operations, excluding non-operational items - The Company's management believes that presenting earnings from continuing operations, excluding non-operational items/focused cost reductions, is an important additional measure of performance that can be used for comparing results between reporting periods. These operating measures represent the principle internal measures of performance, and form the basis of internal management performance expectations and incentive compensation.

Item 9.01.  Financial Statements and Exhibits
---------------------------------------------
 (c)   Exhibits
       --------

 Exhibit 99.1      Press release issued May 31, 2005          Furnished with
                   regarding revised quarterly financial      this document
                   reports for 2004


                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EASTMAN KODAK COMPANY


                                        By: /s/ Richard G. Brown, Jr.
                                        -----------------------------
                                        Name: Richard G. Brown, Jr.
                                        Title: Controller


Date:  May 31, 2005

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.             Description
----------              ------------

99.1 Press release issued May 31, 2005 regarding revised quarterly financial reports for 2004.